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                                                                   EXHIBIT 24.1

                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David E. Creamer, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of GMAC Commercial Mortgage Securities, Inc. (the "Company")) to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form S-3, as filed by the Company on or about September 30, 1998, and other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as might or could be done in person, hereby ratifying and confirming said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


      SIGNATURE                       TITLE                         DATE


/s/ David E. Creamer          Director and President         September 30, l998
----------------------------  (Chief Executive Officer)
David E. Creamer

/s/ Wayne D. Hoch             Chief Financial Officer
----------------------------  Controller and Vice            September 30, l998
Wayne D. Hoch                 President (Chief Financial
                              Officer and Chief Accounting
                              Officer)


/s/ Charles E. Dunleavy, Jr.  Director                       September 30, l998
----------------------------
Charles E. Dunleavy, Jr.


/s/ Dennis W. Sheehan, Jr.    Director                       September 30, l998
----------------------------
Dennis W. Sheehan, Jr.


/s/ Charles J. Pringle        Director                       September 30, l998
----------------------------
Charles J. Pringle


/s/ Donald J. Puglisi         Director                       September 30, 1998
----------------------------
Donald J. Puglisi